                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   ----------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  August 7, 2001



                             ASPEN TECHNOLOGY, INC.
             (Exact name of registrant as specified in its charter)


DELAWARE                             0-24786                    04-2739697
--------------------------------------------------------------------------------
(State or other jurisdiction of    (Commission              (I.R.S. Employer
incorporation or organization)     File Number)            Identification No.)






                 Ten Canal Park, Cambridge, Massachusetts 02141
              ----------------------------------------------------
              (Address of principal executive office and zip code)





                                 (617) 949-1000

                               ------------------
              (Registrant's telephone number, including area code)
                               ------------------


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ITEM 5.  OTHER EVENTS.

On August 7, 2001, we reported our financial results for our fourth quarter and fiscal year ended June 30, 2001.

Our total revenues for the fourth quarter were $83.0 million, up 9 percent sequentially from our third quarter. Our license revenues totaled $40.0 million and services revenues were $43.0 million for the quarter ending June 30, 2001. We reported a pro forma loss per share of $0.06, which excludes one-time acquisition and restructuring charges and amortization of goodwill. Excluding these charges and expenses relating to PetroVantage, our wholly owned subsidiary providing software to optimize the trading and logistics of crude oil and refined products, we reported pro forma net income of $0.4 million or $0.01 per diluted share.

We also announced that, in light of economic uncertainties, we anticipate making additional expense reductions to improve our efficiency and return to profitability as soon as possible. These actions include reducing our worldwide workforce, which numbered 1,900 at June 30, 2001, by approximately 5 percent.

For the fiscal year ended June 30, 2001, we reported total revenues of $310.6 million, up 16 percent from $268.1 million reported in fiscal 2000. We reported a pro forma net loss of $3.5 million, or ($0.12) per basic share, excluding amortization of goodwill, one-time acquisition and restructuring costs, and write-off of our e-Chemicals investment. Excluding these expenses and the costs related to PetroVantage, we reported pro forma net income of $2.3 million or $0.07 per diluted share.
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The following tables present unaudited selected consolidated financial data as of, and for the quarters and fiscal years ended, June 30, 2000 and 2001 (in thousands, except per share information):

                                                          Quarter Ended               Fiscal Year Ended
                                                     -------------------------      ----------------------
                                                     June 30,         June 30,      June 30,      June 30,
                                                       2001             2000          2001          2000
                                                     --------        --------       --------      --------
CONSOLIDATED STATEMENTS OF OPERATIONS DATA:
Revenues
 Software licenses                                   $ 40,012         $47,272       $147,448       $132,843
 Services                                              43,012          36,081        163,176        135,250
                                                     --------         -------       --------       --------
  Total revenues                                       83,024          83,353        310,624        268,093
                                                     --------         -------       --------       --------
Expenses
 Cost of software licenses                              3,151           2,875         11,856          9,605
 Cost of services                                      25,734          22,704         98,295         85,193
 Selling and marketing                                 31,846          28,896        113,608         91,863
 Research and development                              18,763          15,129         68,913         51,567
 General and administrative                             8,189           7,408         30,643         24,736
 Restructuring and other charges                        6,969              --          6,969             --
 Charge for in-process research and development         2,300           1,547          9,915          1,547
                                                     --------         -------       --------       --------
  Total costs and expenses                             96,952          78,559        340,199        264,511
                                                     --------         -------       --------       --------
Income (loss) from operations                         (13,928)          4,794        (29,575)         3,582

Other income (expense), net                               650              70            669            (37)
Write-off of investment                                    --              --         (5,000)            --
Interest income, net                                      878           1,110          4,799          4,207
                                                     --------         --------      --------       --------
Income (loss) before provision for (benefit from)
 income taxes                                         (12,400)          5,974        (29,107)         7,752

Provision for (benefit from) income taxes              (3,720)          1,411         (8,732)         2,324
                                                     --------         -------       --------       --------
Net income (loss)                                    $ (8,680)        $ 4,563       $(20,375)      $  5,428
                                                     ========         =======       ========       ========
 Diluted earnings (loss) per share                   $  (0.28)        $  0.14       $  (0.68)      $   0.18

Weighted average shares outstanding -- diluted         30,572          31,794         29,941         30,785

Basic earnings (loss) per share                       $ (0.28)        $  0.16       $  (0.68)      $   0.19
Weighted average shares outstanding -- basic           30,572          28,783         29,941         28,221

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
                                                                June 30,            June 30,
                                                                  2001                2000
                                                                --------            --------

CONSOLIDATED CONDENSED BALANCE SHEET DATA:
Assets
Current assets
  Cash, cash equivalents and short-term investments             $ 67,638             $113,532
  Accounts receivable and unbilled services, net                 116,389              103,675
  Current portion of long-term installments
    receivable, net                                               31,094               24,873
  Deferred tax asset                                               3,252                3,300
  Prepaid expenses and other current assets                       17,591               16,175
                                                                --------             --------
    Total current assets                                         235,964              261,555

Long-term installments receivable, net                            43,428               28,301
Equipment and leasehold improvements, net                         43,276               36,093
Computer software development costs, net                           8,539                7,026
Intangible assets, net                                            43,964                8,856
Deferred tax asset                                                15,686               10,130
Other assets                                                      15,737               12,984
                                                                --------             --------
    Total assets                                                $406,594             $364,945
                                                                ========             ========
Liabilities and Stockholders' Equity
Current liabilities
  Current portion of long-term debt                             $  2,539             $  1,327
  Accounts payable and accrued expenses                           63,024               53,392
  Unearned revenue                                                18,711               13,903
  Deferred revenue                                                24,341               23,553
                                                                --------             --------
    Total current liabilities                                    108,615               92,175

Long-term debt, less current maturities                           88,149               88,173
Deferred revenue, less current portion                             8,190               14,374
Other liabilities                                                    635                1,025

Total stockholders' equity                                       201,005              169,198
                                                                --------             --------
    Total liabilities and stockholders' equity                  $406,594             $364,945
                                                                ========             ========

ASPENTECH is one of our trademarks.


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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        ASPEN TECHNOLOGY, INC.

Dated: August 8, 2001               By: /s/ Lisa W. Zappala
                                        -----------------------------------
                                        Lisa W. Zappala
                                        Senior Vice President and
                                        Chief Financial Officer